SECURITIES AND EXCHANGE COMMISSION
"Washington, D.C.  20549"

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      			12/27/99


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV

"(as depositor under the Sale and Servicing Agreement, dated as of"
"April 1, 1999, relating to the Empire Funding Home Loan Owner Trust 1999-1," "Home Loan Asset Backed Notes, Series 1999-1)"


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
(Exact name of registrant as specified in its charter)

              Delaware                    333-61785         06-1204982
(State or Other Jurisdiction             (Commission    (I.R.S. Employer
of Incorporation)                         File Number)  Identification No.)


1285 Avenue of the Americas
"New York, New York                                       10285   "		10019
(Address of Principal Executive Offices)                        (Zip Code)



"Registrant's telephone number, including area code:      (212) 713-2000"

Item 5. Other Events
 "On behalf of Empire Funding Home Loan Owner Trust 1999-1, Home Loan Asset"
	"Backed Notes, Series 1999-1, a Trust created pursuant to the Sale"
	"and Servicing Agreement, dated April 1, 1999, by U.S. Bank"
	"National Association d.b.a. First Bank National Association, as" "Indenture Trustee for the Trust, the Indenture Trustee has caused to be " "filed with the Commission, the monthly report dated"
	12/27/99	.
	The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters and (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates.

	A.     Monthly Report Information
	       See Exhibit No.1
	B.     Have and deficiencies occurred?  NO.
		Date:
		Amount:

	C.     Item 1: Legal Proceedings:  NONE

	D.     Item 2: Changes in Securities:   NONE

	E.     Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

	"F.     Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5"
	       if applicable:  NOT APPLICABLE
Item 7.     Monthly Statements and Exhibits

	Exhibit No.   1

	   1.     Monthly Distribution Report

	EMPIRE FUNDING HOME LOAN OWNER TRUST 1999-1

		0


		DISTRIBUTION STATEMENT
Distribution Date:		12/27/99



	Beginning				Ending
	Certificate	Principal	Interest	Total	Certificate
Class	Balance	Distribution	Distribution	Distribution	Balance

A-1	38902654.65	3349668.61	193962.15	3543630.76	35552986.04
A-2	35032000	0	183626.07	183626.07	35032000
A-3	29161000	0	156497.37	156497.37	29161000
A-4	30168000	0	171454.8	171454.8	30168000
A-5	15890000	0	97723.5	97723.5	15890000
M-1	28125000	0	188203.13	188203.13	28125000
M-2	16250000	0	121875	121875	16250000
B-1	19375000	0	145312.5	145312.5	19375000
B-2	16250000	0	121875	121875	16250000
Total	229153654.7	3349668.61	1380529.52	4730198.13	225803986


	Payment of Loss	Interest	Allocable
 Reimbursement Carry Forward	Reimbursement	Carry Forward	Loss
Class	Deficiency	Amount	Amount

A-1	NA	0	NA
A-2	NA	0	NA
A-3	NA	0	NA
A-4	NA	0	NA
A-5	NA	0	NA
M-1	0	0	0
M-2	0	0	0
B-1	0	0	0
B-2	0	0	0


	"      AMOUNTS PER $1,000 UNIT"			Ending	Current
	Principal	Interest	Total	Certificate	Pass Through
Class	Distribution  Distribution		Distribution 	Balance	Interest Rate

A-1	56.06233761	3.246282783	59.3086204	595.0390139	0.0579
A-2	0	5.241666762	5.241666762	1000	0.0629
A-3	0	5.366666781	5.366666781	1000	0.0644
A-4	0	5.683333333	5.683333333	1000	0.0682
A-5	0	6.15	6.15	1000	0.0738
M-1	0	6.691666844	6.691666844	1000	0.0803
M-2	0	7.5	7.5	1000	0.09
B-1	0	7.5	7.5	1000	0.09
B-2	0	7.5	7.5	1000	0.09

	             EMPIRE FUNDING HOME LOAN OWNER TRUST 1999-1

		SERIES 1999-1


		Distribution Date:		12/27/99

			Payment Statement
		"Sale and Servicing Agreement Dated February 1, 1998"

i)   Available Collection Amount  					4952033.75
      Available Payment Amount					4730198.13

ii)  Beginning and Ending Class Principal Balances 					See page 1
      Beginning Pool Principal Balance 					234198657.4
      Ending Pool Principal Balance 					231446720


iii)  Class Factors			Class A-1	0.651101351	0.595039014
			Class A-2	1	1
			Class A-3	1	1
			Class A-4	1	1
			Class A-5	1	1
			Class M-1	1	1
			Class M-2	1	1
			Class B-1	1	1
			Class B-2	1	1




iv)  Interest from Mortgagors / Master Servicer					2584978.32
      Interest from Purchased Loans					0
      Interest from Liquidated Mortgage Loans					1003.34



      Principal Collections (Regular Installments)					328439.74
      Principal Collections (Curtailments and Paid in Fulls)					2012935.59
      Substitution Adjustment					0
      Principal from Liquidated Mortgage Loans					81.34
      Principal from Purchased Loans					0
					2341456.67


Total Payments					4927438.33

plus: Amts remaining upon termination of Pre Funded Account					0
"plus: Int. Income on Collection, Certificate, & Note Dist. Accts"					24595.42
less:  Trust Fees and Expenses					221835.62
Available Distribution Amount					4730198.13

v)  Optimal Principal Balances:
          Senior 					0
          Class M-1					0
          Class M-2					0
          Class B-1					0

vi) Overcollateralization Deficiency Amount (before distributions) 4115497.785
       Amounts distributed to the Residual Interest					3107285.845




vii)  Master Servicer Fee					15244.53
       Indenture Trustee Fee					1561.32
       Owner Trustee Fee					333.33
          Empire Subservicer Fee					94167.38
	Servicer Fee				110349.06
	Non recoverable advances				180

viii)  Overcollateralization Amount					5642733.98
         Overcollateralization Target Amount					8750019.825
         Net Loan Losses					0
         Cumulative Net Loan Losses					92156.76
         Allocable Loss Amount					0
         Excess Spread					1008211.94
				Beginning	Ending
ix)  Weighted Average Maturity of the Home Loans				228	227
weighted avg. Home Loan Int Rate of the Home Loans				0.13451	0.13447

x)  Performance information in Servicer's Monthly Remittance Report
	60 Day Delinquency Amount				4760330.69
	Six-Month Rolling Delinquency Average				3570215.113
	Net Delinquency Calculation Amount				3068340.083

xiii)			              Current
				Aggregate
Combination Loans			Number	Prin Balance
A)Defaulted Home Loans			1	19874.42
B)Liquidated Home Loans			1	19874.42
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0

			                    Cumulative
				Aggregate
Combination Loans			Number	Principal Balance
A)Defaulted Home Loans			7	194512.41
B)Liquidated Home Loans			7	194512.41
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0



			                Current
				Aggregate
Debt Consolidation Loans			Number	Prin Balance
A)Defaulted Home Loans			13	390687.64
B)Liquidated Home Loans			13	390687.64
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0
			                    Cumulative
				Aggregate
Debt Consolidation Loans			Number	Principal Balance
A)Defaulted Home Loans			53	1565177.67
B)Liquidated Home Loans			53	1565177.67
C)Deleted Home Loans (Defective)			0	0
D)Deleted Home Loans (Defaulted)			0	0



xiv)  Delinquency And Foreclosure Information:
			# of Accounts	Prin Balance	% of Total
	30-59 Days Delinquent		84	2521506.21	0.010894543
	60-89 Days Delinquent		42	1362632.78	0.005887458
	90-179 Days Delinquent		71	2191953.52	0.009470661
     180 or more Days Delinquent			0	0	0
   Loans in foreclosure proceedings			0	0	0
	Foreclosed Properties		0	0	0


       Loans in bankruptcy proceedings			# of Accounts	Prin Balance	% of Total
	30-59 Days Delinquent		8	306620.28	0.001324799
	60-89 Days Delinquent		10	310993.75	0.001343695
	90-179 Days Delinquent		26	894750.64	0.003865903
      180 or more Days Delinquent			0	0	0
	Aggregate		44	1512364.67

				Current
			Original	Period
	Class A-1 Note Interest Rate		0.05112	0.0579
	One-Month LIBOR		0.04912	0.0559




	SIGNATURES
"        Pursuant to the requirements of the Securities Exchange Act of 1934, "
the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


By:/s/	Eve Kaplan
Name:           	Eve Kaplan
Title:             Vice President
U.S. Bank Trust National Association


Dated:  	 12/31/99